Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.

Monthly Report - Restricting Events

     06/26/2000

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio

        (a) The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                                      no

             Initial ADCB                                                                                 273,826,503.00
                                                                                         ADCB of
                                               ADCB of                                  Cumulative          Cumulative
                                              Cumulative             Cumulative     Defaulted Contracts      Net Loss
                                            Defaulted Contracts      Recoveries       net of Recoveries       Ratio
                                            -------------------      ----------       -----------------       -----
             2 months prior                   6,162,205.49          4,525,216.19       1,636,989.30            0.60%
             1 month prior                    6,162,205.49          4,552,047.30       1,610,158.19            0.59%
             Current                          6,162,205.49          4,578,878.41       1,583,327.08            0.58%
                                              -------------         ------------       ------------            -----
             Average                          6,162,205.49          4,552,047.30       1,610,158.19            0.59%

             Annualized maximum Cumulative Net Loss Ratio                                                      1.00%
             Average Cumulative Net Loss Ratio                                                                 0.59%

           Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted
           Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.

B) A Servicer Event has occurred and is continuing (yes/no)                                                    no

C) An Event of Default has occurred and is continuing (yes/no)                                                 no

           (a) failure to pay on each Distribution Date the full
               amount of interest on any Note (yes/no)                                                         no

           (b) failure to pay the then outstanding principal amount
               of any Note, if any, on its related Maturity Date (yes/no)                                      no



Based on A, B and C, a Restricting Event has occurred and is continuing
-----------------------------------------------------------------------
(yes/no)                                                                                                       no
--------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.

Monthly Report - Limitations

     06/26/2000

Obligor Event Trigger Determination
-----------------------------------

          The current period is less than 16 months after the Closing Date (January 4, 1999)
          (yes / N/A) N/A If the current period is less than 16 months after the closing date, one of the top five Obligors, as of the Cut-Off Date, is a Defaulted
          Contract in this period (yes / no / N/A)                                                                 N/A

          The Obligor Event has been cured (yes, if any of the following is yes / no, if each of the following is a no / n/a if not applicable)
          a) the Defaulted Contract has been replaced with an eligible Substitute Contract N/A
          b) a Recovery has been received with respect to the Defaulted Contract and no further
             Recoveries are expected                                                                               N/A
          c) a Successor Servicer has been appointed                                                               N/A

An Obligor Event has occurred and is continuing                                                                    N/A


10% Substitution Limit Calculation
----------------------------------

          ADCB as of the Cut-off Date:                                                                       273,826,503

          Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                0
          Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                 0.00%

          Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts
          exceeds 10% (yes/no)                                                                                      no

5% Skipped Payment Limit Calculation
------------------------------------
          The percent of contracts with Skipped Payment modifications                                             0.25%
          The DCB exceeds 5% of the initial ADCB (yes/no)                                                           no
          Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity
          Date                                                                                                     n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

          (i)   The ADCB of all End-User Contracts with Obligors that are governmental entities or                0.00%
                municipalities exceeds 1.13% of the ADCB of the Contract Pool                                       no

          (ii)  The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds        0.14%
                3.88% or the ADCB of the Contract Pool                                                              no

          (iii) The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors          2.37%
                (measured by ADCB as of the date of determination) exceeds 5.09% of the ADCB of the
                Contract Pool                                                                                       no

          (iv)  The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors             9.56%
                (measured by ADCB as of the date of determination) exceeds 24.79% of the ADCB of the
                Contract Pool                                                                                       no

          (v)   The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor           8.87%
                Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool            no

          (vi)  The ADCB of all End-User Contracts with Obligors thereof located in a single State of the         4.15%
                United States exceeds 17.73% of the ADCB of the Contract Pool                                       no

Heller Equipment Asset Receivable Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.

Monthly Report - Accounts

   06/26/2000

                                                                                      Collection       Reserve
                                                                                       Account          Fund
                                                                                       -------          ----
Beginning Account Balance                                                                    0.00    2,738,265.00
Investment Earnings                                                                     15,062.19       13,438.07

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts  and less Servicer Advances plus
Payaheads                                                                            2,346,613.56
Add: Prepayment Amounts                                                              2,020,653.55
Add: Recoveries                                                                         26,831.11
Add: Investment Earnings                                                                28,500.26      (13,438.07)
Add: Late Charges                                                                       11,376.23
Add: Expired Lease Proceeds                                                                  0.00
Add: Servicer Advances                                                                  25,619.03



Available Amounts                                                                    4,459,593.74    2,738,265.00
-----------------



Payments on Payment Date
------------------------

  (A)**    Indenture Trustee Fees (will be first in funds allocation during a                0.00
             Restricting Event or Event of Default)

   (A)     Unreimbursed Servicer Advances                                                    0.00

   (B)     Monthly Servicing Fee, due and accrued, including any amounts unpaid         19,086.47

   (C)     Class A-1 Notes interest, due and accrued, including any amounts unpaid           0.00

   (D)     Class A-2 Notes interest, due and accrued, including any amounts unpaid     221,750.11

   (E)     Class B Notes interest, due and accrued, including any amounts unpaid         9,667.17

   (F)     Class C Notes interest, due and accrued, including any amounts unpaid         6,623.25

   (G)     Class D Notes interest, due and accrued, including any amounts unpaid        10,286.98

   (H)     The Class A-1 Principal Payment Amount                                            0.00

   (I)     The Class A-2 Principal Payment Amount                                    3,750,822.71

   (J)     The Class B Principal Payment Amount                                        160,749.54

   (K)     The Class C Principal Payment Amount                                        107,166.36

   (L)     The Class D Principal Payment Amount                                        173,441.15

   (M)     Amounts required to meet the Reserve Fund Amount                                  0.00            0.00

   (B)*    Monthly Servicing Fee, due and accrued, including any amounts unpaid              0.00
           (applicable only if an Obligor Event has occurred and is continuing)

           Any excess to Certificateholders                                                  0.00

Distributions to Noteholders and Certificateholders                                  4,459,593.74

Ending balance of accounts                                                                   0.00    2,738,265.00

Heller Equipment Asset Receivable Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Schedules
   06/26/2000

           A Restricting Event has occurred and is continuing (yes\no)                                              no

           Trustee Fees (only in the event of a Restricting Event or an Event of Default)                              0.00

Unreimbursed Servicer Advances
------------------------------

   (i)     Current month Unreimbursed Servicer Advances                                                                0.00
   (ii)    Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                  0.00
   (iii)   Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                                  0.00
   (iv)    Unreimbursed Servicer Advances distributed                                                                  0.00
           Unpaid Unreimbursed Servicer Advances (or arrearage)                                                        0.00



Servicing Fee Schedule
-----------------------

   (i)     Servicing Fee Percentage                                                                                    0.50%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                   45,807,533.44
   (iii)   Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                19,086.47
   (iv)    Servicing Fee accrued but not paid in prior periods                                                         0.00
   (v)     Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv)                      19,086.47
   (vi)    Monthly Servicing Fee distributed                                                                      19,086.47
           Servicing Fee accrued but not paid                                                                          0.00

Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                                         0.00
   (i)     Class A-1 Interest Rate                                                                                  5.73250%
   (ii)    Number of days in Accrual Period                                                                               0
           Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                       0.00%
           Current Class A-1 interest due                                                                              0.00
           Prior Class A-1 interest arrearage                                                                          0.00
           Current Period Interest Shortfall                                                                           0.00

           Class A-1 interest distribution                                                                             0.00


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                                41,643,212.26
           Class A-2 Interest Rate                                                                                   6.3900%
           Class A-2 Interest Rate x 30/360                                                                          0.5325%
           Current Class A-2 interest due                                                                        221,750.11
           Prior Class A-2 interest arrearage                                                                          0.00
           Current Period Interest Shortfall                                                                           0.00

           Class A-2 interest distribution                                                                       221,750.11


Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                                   1,784,709.08
           Class B Interest Rate                                                                                     6.5000%
           Class B Interest Rate x 30/360                                                                            0.5417%
           Current Class B interest due                                                                            9,667.17
           Prior Class B interest arrearage                                                                            0.00
           Current Period Interest Shortfall                                                                           0.00

           Class B interest distribution                                                                           9,667.17

Class C Interest Schedule
-------------------------

           Opening Class C principal balance                                                                   1,189,806.05
           Class C Interest Rate                                                                                     6.6800%
           Class C Interest Rate x 30/360                                                                            0.5567%
           Current Class C interest due                                                                            6,623.25
           Prior Class C interest arrearage                                                                            0.00
           Current Period Interest Shortfall                                                                           0.00

           Class C interest distribution                                                                           6,623.25


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                                   1,617,873.75
           Class D  Interest Rate                                                                                    7.6300%
           Class D Interest Rate x 30/360                                                                            0.6358%
           Current Class D interest due                                                                           10,286.98
           Prior Class D interest arrearage                                                                            0.00
           Current Period Interest Shortfall                                                                           0.00

           Class D interest distribution                                                                          10,286.98

Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                               09/25/1998
   (i)     Opening Class A-1 principal balance                                                                         0.00
   (ii)    ADCB as of last day of second preceding Collection Period                                          45,807,533.44
   (iii)   ADCB as of last day of immediately preceding Collection Period                                     41,681,628.47
           Expected Class A-1 Payment ( (ii) - (iii) )                                                         4,125,904.97
   (iv)    Aggregate Expected Class A-1 Payments not paid on preceding
           Distribution Date 0.00 Class A-1 Principal Payment Amount (lesser of
           (i) or ( (ii) - (iii) ) + (iv) ) 0.00 Class A-1 Principal Payment
           Amount distribution                                                                                         0.00
             Shortfall                                                                                                 0.00

           Class A-1 Principal Balance after current distribution                                                      0.00



Class A-2 Principal Schedule
----------------------------

   (i)     Opening Class A-2 principal balance                                                                41,643,212.26
   (ii)    Applicable Class A-2 Percentage                                                                            90.91%
   (iii)   ADCB as of the last day of the immediately preceding Collection Period                             41,681,628.47
   (iv)    Current month targeted Class A-2 principal balance ( (ii) * (iii) )                                37,892,389.55
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                                                  3,750,822.71
   (vi)    Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                          3,750,822.71

           Class A-2 Principal Payment Amount distributed                                                      3,750,822.71
             Shortfall                                                                                                    -

           Class A-2 principal balance after current distribution                                             37,892,389.55

Class B Principal Schedule
--------------------------

   (i)     Opening Class B principal balance                                             1,784,709.08
   (ii)    Applicable Class B Percentage                                                         3.90%
   (iii)   ADCB as of the last day of the immediately preceding Collection Period       41,681,628.47
   (iv)    Current month targeted Class B principal balance ( (ii) * (iii) )             1,623,959.54
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                              160,749.54
   (vi)    Class B Principal Payment Amount (lesser of (i) or (v) )                        160,749.54

           Class B Principal Payment Amount distributed                                    160,749.54
             Shortfall                                                                              -

           Class B principal balance after current distribution                          1,623,959.54


Class C Principal Schedule
--------------------------

   (i)     Opening Class C principal balance                                             1,189,806.05
   (ii)    Applicable Class C Percentage                                                         2.60%
   (iii)   ADCB as of the last day of the immediately preceding Collection Period       41,681,628.47
   (iv)    Current month targeted Class C principal balance ( (ii) * (iii) )             1,082,639.69
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                              107,166.36
   (vi)    Class C Principal Payment Amount (lesser of (i) or (v) )                        107,166.36

           Class C Principal Payment Amount distributed                                    107,166.36
             Shortfall                                                                              -

           Class C principal balance after current distribution                          1,082,639.69



Class D Principal Schedule
--------------------------

   (i)     Opening Class D principal balance                                             1,617,873.75
   (ii)    Applicable Class D Percentage                                                         2.60%
   (iii)   ADCB as of the last day of the immediately preceding Collection Period       41,681,628.47
   (iv)    Current month targeted Class D principal balance ( (ii) * (iii) )             1,082,639.69
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                              535,234.06
   (vi)    Class D Principal Payment Amount (lesser of (i) or (v) )                        535,234.06

           Class D Principal Payment Amount distributed                                    173,441.15
             Shortfall                                                                     361,792.91

           Class D principal balance after current distribution                          1,444,432.60


Reserve Fund Schedule
---------------------

           Prior month Reserve Fund balance                                              2,738,265.00
           Initial ADCB                                                                273,826,503.00
           Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or           2,738,265.00
             (ii) outstanding principal of the Notes)
           Current period draw on Reserve Fund                                                   0.00
           Required deposit to Reserve Fund                                                      0.00
           Actual deposit to Reserve Fund                                                        0.00
           Interest Earned on Reserve Account                                               13,438.07
           Deposit to Certificateholder                                                          0.00
           Ending Reserve Fund balance                                                   2,738,265.00

           Ending Reserve Fund balance as a percentage of ADCB                                   6.57%



Servicing Fee Schedule
----------------------

           Servicing Fee during an Obligor Event                                                 0.00
           Servicing Fee paid                                                                    0.00

Heller Equipment Asset Receivables Trust 1997-1
----------------------------------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
  06/26/2000

               CUSIP #  423327AA3
          Class A-1
          ---------
          Class A-1 principal balance                                                            0.00
          Initial Class A-1 principal balance                                           62,980,096.00

          Note factor                                                                     0.000000000



               CUSIP #  42337AB1
          Class A-2
          ---------
          Class A-2 principal balance                                                   37,892,389.55
          Initial Class A-2 principal balance                                           191,678,552.00

          Note factor                                                                     0.197687165



               CUSIP #  423327AC9
          Class B
          -------
          Class B principal balance                                                      1,623,959.54
          initial Class B principal balance                                              8,214,795.00

          Note factor                                                                     0.197687166



               CUSIP #  423327AD7
          Class C
          -------
          Class C principal balance                                                      1,082,639.69
          Initial Class C principal balance                                              5,476,530.00

          Note factor                                                                     0.197687165




          Class D
          -------
          Class D principal balance                                                      1,444,432.60
          Initial Class D principal balance                                              5,476,530.00

          Note factor                                                                     0.263749601

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
   06/26/2000

ADCB as of the last day of the Collection Period                                         41,681,628.47


Loss and Delinquency Data for Period
------------------------------------
DCB of Defaulted Contracts as of the last day of the Collection Period                            0.00
Number of Defaulted Contracts as of the last day of the Collection Period                            0
Defaulted Contracts as a percentage of ADCB (annualized)                                          0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                             0.00
Number of Adjusted Contracts as of the last day of the Collection Period                             0

DCB of Prepaid Contracts as of the last day of the Collection Period                      1,933,442.74
Number of Prepaid Contracts as of the last day of the Collection Period                              4

DCB of Substitute Contracts as of the last day of the Collection Period                           0.00
Number of Substitute Contracts as of the last day of the Collection Period                           0

DCB of Warranty Contracts as of the last day of the Collection Period                             0.00
Number of Warranty Contracts as of the last day of the Collection Period                             0

DCB of repurchased Contracts as of the last day of the Collection Period                          0.00
Number of repurchased Contracts as of the Collection Period                                          0

DCB of Excess Contracts as of the last day of the Collection Period                               0.00
Number of Excess Contracts as of the Collection Period                                               0

Recoveries collected relating to Defaulted Contracts as of the last day of
the Collection Period                                                                        26,831.11



                                                                            Dollars         Percent
                                                                            -------         -------
           Current                                                       38,693,359.04          92.09%
           31-60 days past due                                            1,859,149.03           4.43%
           61-90 days past due                                              480,249.44           1.14%
           Over 90 days past due                                            981,860.16           2.34%
                                                                        --------------       --------
           Total                                                         42,014,617.67         100.00%

           31+ days past due                                              3,321,258.63           7.91%


   (i)     DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)       6,162,205.49
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                          4,578,878.41
           Cumulative net losses to date  ( (i) - (ii) )                                  1,583,327.08

           -------------------------------------------------------------------------------------------
           Static Information
           Initial ADCB                                                                 273,826,503.00
           Discount Rate                                                                        6.9239%
           Class A-1 Initial Principal Amount                                            62,980,096.00
           Class A-1 Interest Rate                                                              5.7325%
           Class A-2 Initial Principal Amount                                           191,678,552.00
           Class A-2 Interest Rate                                                              6.3900%
           Class B Initial Principal Amount                                               8,214,795.00
           Class B Interest Rate                                                                6.5000%
           Class C Initial Principal Amount                                               5,476,530.00
           Class C Interest Rate                                                                6.6800%
           Class D Initial Principal Amount                                               5,476,530.00
           Class D Interest Rate                                                                7.6300%
           Reserve Fund Initial Deposit                                                   2,738,265.00
           Class A-1 Maturity Date                                                            09/25/98
           Classes A-2, B, C, & D Maturity Date                                               05/25/05
           Closing Date                                                                       09/04/97
           -------------------------------------------------------------------------------------------